Accumulated Other Comprehensive Income	12 Months Ended
Dec. 02, 2012
Accumulated Other Comprehensive Income
Accumulated Other Comprehensive Income

Note 19: Accumulated Other Comprehensive Income

        Comprehensive (loss) income includes net income, foreign currency translation adjustments, net accumulated derivative gains and losses on cash flow hedges not yet realized and changes in actuarial losses and prior service credits for defined benefit pension liabilities. The following table provides the components of accumulated other comprehensive income in the Condensed Consolidated Balance Sheets (in thousands):

	December 2, 2012	November 27, 2011
Unrealized gain (loss) on cash flow hedges, net of tax of $(104) and $519, respectively	$(164)	$815
Unrealized actuarial loss and prior service credit for pension liability, net of tax of $8,616 and $6,623, respectively	(13,666)	(10,438)
Accumulated foreign currency translation adjustment	17,193	9,114

	$3,363	$(509)